UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 2, 2009
(March 2, 2009)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

2008 Earnings

On February 6, 2009, PNM Resources, Inc. (“PNMR” or the “Company”) announced unaudited preliminary 2008 Generally Accepted Accounting Principles ("GAAP") and on-going earnings (losses) and reported that it was in the process of determining whether additional impairment charges related to goodwill for First Choice Power would be recorded. The Company completed its impairment analysis and recorded a $39.4 million goodwill impairment charge to GAAP losses for the quarter and year ended December 31, 2008. In addition, the preliminary earnings information was subject to the year-end audit by the Company’s auditors and subject to final review and adjustment by the Company. The Company has completed its review and as a result made an additional adjustment to its previously reported preliminary results of operations for the quarter and year that resulted in an after-tax reduction of $1.7 million to GAAP and on-going earnings (losses).   This additional reduction is related to bad debt expense at First Choice Power primarily due to the current economic conditions in the Texas market and the impact of Hurricane Ike.  The above adjustments for PNMR have no effect on the financial statements of Public Service Company of New Mexico or Texas-New Mexico Power Company.

The impacts of these adjustments on quarterly and annual GAAP losses and on-going earnings  (losses) per diluted share, rounded to the nearest cent, are reflected below:

	Year Ended December 31, 2008	Quarter Ended December 31, 2008
Unaudited Preliminary Results
On-going earnings (losses) per diluted share	$0.12	$(0.12)
GAAP (losses) per diluted share	$(2.75)	$(0.36)

Final Results
On-going earnings (losses) per diluted share	$0.10	$(0.14)
GAAP (losses) per diluted share	$(3.24)	$(0.82)

The Company provided quarterly and annual reconciliations of GAAP to non-GAAP earnings and earnings per diluted share by segment in its February 6, 2009 announcement and has included updated reconciliations in the attached Schedules 1 through 4.

Non-GAAP Financial Measures

This report and other communications from the Company from time to time may include certain non- GAAP financial measures.  A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.

Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income, other income and deductions, net earnings (loss), earnings (loss) per share, and earnings before interest, taxes, depreciation and amortization (“EBITDA”).  The Company uses ongoing earnings (loss), ongoing earnings (loss) per diluted share (or ongoing diluted earnings (loss) per share), ongoing EBITDA, and EBITDA to evaluate the operations of the Company and to establish goals for management and employees.  Certain non-GAAP financial measures utilized by the Company exclude the impact of non-recurring items, net unrealized mark-to-market gains and losses on economic hedges, impairments of intangible assets, unrealized impairments on assets held in trusts for nuclear decommissioning, and the results of speculative trading. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings capacity of the Company’s operations.  Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

The non-GAAP financial measures used by the Company should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section and not deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.

(Registrant)

Date: March 2, 2009	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

PNM Resources
Schedule 1:
4th Quarter 2008 Reconciliation of Ongoing Earnings to GAAP Earnings
($ in thousands)

	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ (3,700)	$ 5,581	$ 6,951	$ (9,935)	$ (5,508)	$ (5,871)	$ (12,482)

Non-Recurring Items
Acquisition/Divestiture	(686)	-	(4)	-	-	(748)	(1,438)
Business improvement plan	(358)	62	(169)	-	-	(2,092)	(2,557)
Economic mark-to-market hedges	(455)	-	(72)	(1,690)	5,148	-	2,931
Depreciation on gas assets	-	-	3,299	-	-	-	3,299
Impairment of intangible assets	-	-	-	(64,248)	-	-	(64,248)
Speculative trading	-	-	-	(680)	0	-	(680)
Texas deferred tax adjustments	-	2,494	-	-	-	3,000	5,494
Unrealized impairments of NDT securities	(3,356)	-	-	-	-	-	(3,356)
Total Non-Recurring Items	(4,855)	2,556	3,054	(66,618)	5,148	160	(60,555)

GAAP Earnings (Loss) from Continuing Operations	(8,555)	8,137		(76,553)	(360)	(5,711)	(83,042)
GAAP Earnings (Loss) from Discontinued Operations			10,005				10,005
GAAP Net Earnings (Loss)	$ (8,555)	$ 8,137	$ 10,005	$ (76,553)	$ (360)	$ (5,711)	$ (73,037)

PNM Resources
Schedule 2:
2008 Reconciliation of Ongoing to GAAP Earnings
($ in thousands)

	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 15,684	$ 23,224	$ 21,944	$ (23,795)	$ (2,531)	$ (26,360)	$ 8,166

Non-Recurring Items
Acquisition/Divestiture	(2,170)	-	(13)	-	-	(4,096)	(6,279)
Afton writedown	(1,199)	-	-	-	-	-	(1,199)
Business improvement plan	(165)	(84)	(312)	-	-	(6,526)	(7,087)
Depreciation on gas assets	-	-	13,004	-	-	-	13,004
Economic mark-to-market hedges	(3,471)	-	(1)	(2,136)	1,901	-	(3,707)
FIN 48 interest	(1,922)	29	6	66	-	12	(1,809)
Gain on sale of merchant portfolio	3,083	-	-	-	-	-	3,083
Impairment of intangible assets	(51,143)	(34,456)	-	(119,577)	(6,978)	-	(212,154)
Regulatory disallowances	(18,273)	-	-	-	-	-	(18,273)
Speculative trading	-	-	-	(32,131)	(739)	-	(32,870)
Texas deferred tax adjustments	-	2,494	-	-	-	3,000	5,494
Unrealized impairments of NDT securities	(7,426)	-	-	-	-	-	(7,426)
Write-off of emissions allowances	-	-	-	-	(9,587)	-	(9,587)
Total Non-Recurring Items	(82,686)	(32,017)	12,684	(153,778)	(15,403)	(7,610)	(278,810)

GAAP Earnings (Loss) from Continuing Operations	(67,002)	(8,793)		(177,573)	(17,934)	(33,970)	(305,272)
GAAP Earnings (Loss) from Discontinued Operations			34,628				34,628
GAAP Net Earnings (Loss)	$ (67,002)	$ (8,793)	$ 34,628	$(177,573)	$ (17,934)	$ (33,970)	$(270,644)

 PNM Resources
Schedule 3:
4th Quarter 2008 Reconciliation of Ongoing to GAAP Earnings per Share

		Utilities			First	Optim	Corp/
		PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)		$ (0.04)	$ 0.06	$ 0.08	$ (0.11)	$ (0.06)	$ (0.07)	$(0.14)

Non-Recurring Items
Acquisition/Divestiture		(0.01)	-	0.00	-	-	(0.01)	(0.02)
Business improvement plan		0.00	0.00	0.00	-	-	(0.02)	(0.02)
Economic mark-to-market hedges		(0.01)	-	0.00	(0.02)	0.06	-	0.03
Depreciation on gas assets		-	-	0.04	-	-	-	0.04
Impairment of intangible assets		-	-	-	(0.72)	-	-	(0.72)
Speculative trading		-	-	-	(0.01)	0.00	-	(0.01)
Texas deferred tax adjustments		-	0.03	-	-	-	0.03	0.06
Unrealized impairments of NDT securities		(0.04)	-	-	-	-	-	(0.04)
Total Non-Recurring Items		(0.06)	0.03	0.04	(0.75)	0.06	0.00	(0.68)

GAAP Earnings (Loss) from Continuing Operations		(0.10)	0.09		(0.86)	0.00	(0.07)	(0.94)
GAAP Earnings (Loss) from Discontinued Operations				0.12				0.12
GAAP Net Earnings (Loss)		$ (0.10)	$ 0.09	$ 0.12	$ (0.86)	$ 0.00	$ (0.07)	$(0.82)
Average Shares Outstanding (Basic and Diluted):	88,823,719

PNM Resources
Schedule 4:
2008 Reconciliation of Ongoing to GAAP Earnings per Share

		Utilities			First	Optim	Corp/
		PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)		$ 0.19	$ 0.28	$ 0.26	$ (0.28)	$ (0.03)	$ (0.32)	$ 0.10

Non-Recurring Items
Acquisition/Divestiture		(0.03)	-	0.00	-	-	(0.04)	(0.07)
Afton writedown		(0.02)	-	-	-	-	-	(0.02)
Business improvement plan		0.00	0.00	0.00	-	-	(0.07)	(0.07)
Depreciation on gas assets		-	-	0.16	-	-	-	0.16
Economic mark-to-market hedges		(0.04)	-	0.00	(0.03)	0.02	-	(0.05)
FIN 48 interest		(0.03)	0.00	0.00	0.00	-	0.00	(0.03)
Gain on sale of merchant portfolio		0.03	-	-	-	-	-	0.03
Impairment of intangible assets		(0.61)	(0.42)	-	(1.43)	(0.08)	-	(2.54)
Regulatory disallowances		(0.22)	-	-	-	-	-	(0.22)
Speculative trading		-	-	-	(0.39)	(0.01)	-	(0.40)
Texas deferred tax adjustments		-	0.03	-	-	-	0.04	0.07
Unrealized impairments of NDT securities		(0.09)	-	-	-	-	-	(0.09)
Write-off of emissions allowances		-	-	-	-	(0.11)	-	(0.11)
Total Non-Recurring Items		(1.01)	(0.39)	0.16	(1.85)	(0.18)	(0.07)	(3.34)

GAAP Earnings (Loss) from Continuing Operations		(0.82)	(0.11)		(2.13)	(0.21)	(0.39)	(3.66)
GAAP Earnings (Loss) from Discontinued Operations				0.42				0.42
GAAP Net Earnings (Loss)		$ (0.82)	$ (0.11)	$ 0.42	$ (2.13)	$ (0.21)	$ (0.39)	$(3.24)
Average Shares Outstanding (Basic and Diluted):	83,467,701